UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 22, 2005
(Date of Earliest Event Reported)

CYBER DEFENSE SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Florida	333-46424	55-0876130
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10901 Roosevelt Boulevard, Suite 100-D, St. Petersburg, Florida 33716
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 577-0878

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.01 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 18, 2006 Mr., Keith Vierela resigned from his position as Director of Cyber Defense Systems, Inc., (the “Registrant”) and as the Chief Operating Officer (“COO”) for both Cyber Defense Systems, Inc and Techsphere Systems, Inc. no one has been formally appointed to replace Mr. Keith Vierela as COO. Mr. Vierela acknowledged that the termination of his employment is the not the result of any disagreement nor any matter related to Registrant’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
The following documents are included as exhibits to this Form 8-K.

Exhibit
Number	Description

17.1	End of employment statement by Mr. Vierela.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYBER DEFENSE SYSTEMS, INC.

By:	/s/ William C. Robinson
William C. Robinson
Chief Executive Officer

Dated: November 22, 2006